SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549



                                 FORM 8-K



           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  June 13, 1994


                             MULTIMEDIA, INC.
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          (Exact name of registrant as specified in its charter)


                              South Carolina
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              (State or other jurisdiction of incorporation)





        0-6265                                57-0173540
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Commission File Number           (IRS Employer Identification No.)



305 South Main Street, Greenville, South Carolina                   29601
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    (Address of principal executive offices)                       Zip Code





                              (803) 298-4373
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                       Registrant's Telephone Number
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ITEM 5.   OTHER EVENTS.

On June 13, 1994, the Company announced the intention of Walter E. Bartlett to retire as the Company's Board Chairman and Chief Executive Officer. The nominating committee recommended that Donald
D. Sbarra, Senior Vice-President of the Company, be elected to succeed Mr. Bartlett. The Company will continue the interview process to determine a President and Chief Operating Officer for the Company.

On June  16, 1994, the Board of Directors of the Company elected
Donald D. Sbarra as Chairman and Chief Executive
Officer of the Company.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (C) Exhibits

          20.1  Press release dated June 13, 1994.
          20.2  Press release dated June 16, 1994.
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                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        MULTIMEDIA, INC.



Dated:  June 17, 1994       By:  Signature of Robert E. Hamby, Jr. appears here
                                 ----------------------------------------------
                                 Robert E. Hamby, Jr.
                                 Senior Vice President and
                                 Chief Financial Officer




Dated:  June 17,1994        By:  Signature of Thomas L. Magaha appears here
                                 ----------------------------------------------
                                 Thomas L. Magaha
                                 Vice President
                                 Finance & Development/Controller

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